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                               CARROLS CORPORATION
                          1996 LONG-TERM INCENTIVE PLAN



1.      PURPOSE

        The purpose of this Plan is to further the growth and general prosperity of Carrols Corporation (the "Company") by providing long-term incentives to officers and employees of the Company and any Subsidiaries of the Company. The Company intends that the Plan will help attract, retain and motivate officers and key employees of high caliber and good potential and promote the alignment of the Participant's interests with that of the Company's shareholders.


2.      DEFINITIONS

        As used in the Plan, the following words shall have the following meanings:

        "Award" means an award made to a Participant pursuant to the Plan and described in Paragraph 6, including, without limitation, an award of an Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Performance Units, Performance Shares, or Other Stock-Based Awards or any combination of the foregoing.

        "Award   Agreement"  means  an  agreement  between  the  Company  and  a
        Participant that sets forth the terms, conditions and limitations applicable to an Award.

        "Board" means the Board of Directors of the Company as constituted from time to time.

        "Code" means the Internal Revenue Code of 1986, as amended from time to time.

        "Cause" means, except as may otherwise be provided in a Participant's employment agreement (if any) or in the Award Agreement, (i) a felony conviction of the Participant (or a plea of nolo contendere in lieu thereof); (ii) the unauthorized disclosure of confidential proprietary information of the Company which disclosure the Participant knows or reasonably should have known would be reasonably likely to result in material damage to the Company; (iii) the breach by the Participant of any material provision of the Participant's employment agreement (if any), which breach, if curable, is not remedied within thirty (30) days after the Participant's receipt of written notice thereof, provided, however, that the Company need not permit the Participant to cure any breach which has been the subject of a prior written notice; (iv) the engagement in self dealing in breach of fiduciary duties with respect to the Company's assets or properties unless disclosed to and approved by the Committee; (v) an act of gross misconduct in connection with the Participant's duties hereunder; or (vi) habitual or material neglect of




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        the Participant's  duties to the Company (as determined in good faith by
        the   Committee,   continuing   after  prior   written   notice  to  the
        Participant).

        "Change of Control" means, except as  set  forth  on  Appendix A to this
        Plan:

               (a) The acquisition  (other than from the Company) by any person, entity or "group", within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, excluding for this purpose any employee benefit plan of the Company or its subsidiaries which acquires beneficial ownership of voting securities of the Company, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act), of 50% or more of either the then outstanding shares of common stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors;

               (b) Individuals  who,  as of  the  effective  date  of  the  Plan specified in Section 20, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided that any person becoming a director subsequent to the effective date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, shall be for purposes of this Plan, considered as though such person were a member of the Incumbent Board); or

               (c) Approval   by  the   stockholders   of  the   Company   of  a
                   reorganization, merger, or consolidation, in each case, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or a liquidation or dissolution of the Company or of the sale of all or substantially all of the assets of the Company.

        "Committee" means the Compensation Committee of the Board.

        "Controlling Shareholder" means Dilmun Investments.

        "Employee" means any officer or other employee of the Company or a Subsidiary.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.


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        "Fair Market Value" means, as of any date:

               (a) if the Stock is publicly  traded,  the average of the highest and lowest prices at which the Stock is traded on such date on the principal market on which the Stock is traded, or if the Stock is not traded on such date, on next date on which the Stock is traded; or

               (b) if the Stock is not publicly traded,  the value of a Share of
                   Stock as determined in good faith by the Company on the advice of its independent auditors.

        "Good Reason" means (i) the material failure of the Company to comply with the provisions of the Participant's employment agreement, if any, which failure shall not cease promptly and in no event more than ten
        (10) days after the Company's receipt of written notice from the Participant objecting to such conduct; (ii) any purported termination by the Company of the Participant's employment other than as expressly permitted in the Participant's employment agreement, if any; or (iii) the assignment to Participant of duties and responsibilities inconsistent with those duties and responsibilities customarily assigned to individuals holding positions similar to that of the Participant at a company of comparable size to the Company or the substantial reduction by the Company of Participant's duties and responsibilities.

        "Incentive Stock Option" means an option intended to be and designated as an incentive stock option meeting the requirements of Section 422 of the Code.

        "Nonqualified Stock Option" means an option that is not intended to be nor designated as an Incentive Stock Option.

        "Participant" means an Employee who, as of any date, has been granted one or more Awards under the Plan which are still outstanding (i.e., have not been exercised, forfeited or terminated).

        "Performance Goals" means, with respect to any Performance Period, performance goals based on any of the following criteria and established by the Committee prior to the beginning of such Performance Period or performance goals based on any of the following criteria and established by the Committee after the beginning of such Performance Period that meet the requirements to be considered pre-established performance goals under Section 162(m) of the Code: earnings or earnings growth; return on equity, assets or investment; revenues; expenses; stock price; market share; charge-offs; or reductions in non-performing assets. Such
        Performance Goals may be particular to an Employee or the division, department, branch, line of business, Subsidiary or other unit in which the Employee works, or may be based on the performance of the Company generally.

        "Performance Period" means (when and if applicable) the period of time designated by the Committee during which Performance Goals will be measured in connection with an Award.



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        "Permanent  Disability" means the complete and permanent  inability of a
        Participant, for medical reasons, to perform all of his or her duties with the Company as determined by the Committee upon the basis of such evidence, including but not limited to independent medical reports and data, as the Committee deems appropriate or necessary.

        "Plan" means the Carrols Corporation 1996 Long-Term Incentive Plan.

        "Retirement" means termination of employment without Good Reason or for other than Cause, death or Permanent Disability on or after the Participant's attainment of age 58.

        "Stock" or "Share" means common stock of Carrols Holdings Corporation, par value $.01 per share, which may be authorized but unissued or issued and reacquired.

        "Other  Stock-Based  Awards"  means any Award other than a Stock Option,
        Stock Appreciation Right, Restricted Stock, Performance Unit or Performance Share that is valued by reference to or otherwise based upon the Stock.

        "Stock Options" means the collective reference to Incentive Stock Options and Nonqualified Stock Options.

        "Subsidiary" means any corporation, other than the Company, in which the Company has at least a fifty percent beneficial ownership interest.


3.      ADMINISTRATION

       (a) The Plan shall be administered by the Committee. None of the members of the Committee shall be eligible to receive Awards under the Plan. Members of the Committee shall qualify to administer and make Awards under the Plan for purposes of Section 162(m) of the Code and Rule 16b-3 (and any other applicable rule) promulgated under Section 16(b) of the Exchange Act. The Committee may adopt its own rules or procedures, and the action of a majority of the Committee, taken at a meeting or taken without a meeting by a writing signed by such majority, shall constitute action by the Committee. The Committee shall have the power and authority to administer, construe and interpret the Plan, to make rules for carrying it out and to make changes in such rules. Any such interpretations, rules, and administration shall be consistent with the basic purposes of the Plan.

        (b) The Committee may delegate to the Chief Executive Officer and to other senior officers of the Company its duties under the Plan subject to such conditions and limitations as the Committee shall prescribe; provided, however, that only the Committee may designate and make Awards to Participants who are subject to
               Section 16 of the Exchange Act and Section 162(m) of the Code.

        (c) The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company, and the officers and



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               directors  of the  Company  shall be  entitled  to rely  upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards made under the Plan, and all members of the Committee shall be fully protected by the Company with respect to any such action, determination or interpretation.


4.      ELIGIBILITY

        The Committee, in its discretion, may grant Awards to any Employee, subject to the provisions of the Plan. No Employee shall be entitled as a matter of right to receive an Award, nor shall the grant of an Award entitle an Employee to receive any future Award.


5.      AWARD AGREEMENT

        The terms, conditions and limitations of each Award under the Plan shall be determined by the Committee subject to the limitations provided for in Section 7 below, and shall be set forth in an Award Agreement, in a form approved by the Committee, consistent, however, with the terms of the Plan; provided, however, that such Award Agreement shall contain provisions dealing with the treatment of Awards in the event of the termination, death or disability of a Participant.


6.      AWARDS

        As the Committee  may  determine,  the following  types of Awards may be
        granted  under  the  Plan  to  eligible  Employees,   either  alone,  in
        combination or on an alternative basis:

        (a)    Incentive Stock Options:  These are options within the meaning of
               Section 422 of the Code to purchase Stock. In addition to other restrictions contained in the Plan, an option granted under this Paragraph 6(a), (i) may not be exercised more than 10 years after the date it is granted, (ii) may not have an option exercise price less than the Fair Market Value of the Stock on the date the option is granted, (iii) must otherwise comply with the requirements of Section 422 of the Code, and (iv) must be designated as an "Incentive Stock Option" by the Committee. To the extent the aggregate Fair Market Value (determined as of the time the Incentive Stock Option is granted) of the Stock with respect to which Incentive Stock Options become exercisable for the first time by an individual during any calendar year under all plans of the Company or any Subsidiary exceeds ONE HUNDRED THOUSAND DOLLARS ($100,000), such options shall be treated as Nonqualified Stock Options. Payment of the option exercise price shall be made (i) in cash, (ii) by delivering shares of Stock already owned by the Participant, (iii) by




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               delivering  a  promissory  note  to the  Controlling  Shareholder payable over a three (3) year period and bearing interest at the rate provided under Section 1274(d) of the Code, or (iv) by a combination of any of the foregoing, in accordance with the terms of the Plan, the Award Agreement, and any applicable guidelines of the Committee in effect at the time.


        (b) Nonqualified Stock Options: These are options to purchase Stock which are not intended to be and are not designated by the Committee as "Incentive Stock Options." At the time of the Award, the Committee shall determine, and shall have included in the Award Agreement or other Plan rules, the option exercise period, the option price, and such other conditions or restrictions as may be appropriate. In addition to the other restrictions contained in the Plan, an option granted under this Paragraph 6(b), (i) may not be exercised more than 10 years after the date it is granted, and (ii) may not have an option exercise price less than 100% of the Fair Market Value of Stock on the date the option is granted. Payment of the option exercise price shall be made (i) in cash, (ii) by delivering shares of Stock already owned by the Participant, (iii) by delivering a promissory note to the Controlling Shareholder payable over a three (3) year period and bearing interest at the rate provided under Section 1274(d) of the Code, or (iv) by a combination of any of the foregoing, in accordance with the terms of the Plan, the Award Agreement and of any applicable guidelines of the Committee in effect at the time.

        (c) Stock Appreciation Rights: These are rights that on exercise entitle the holder to receive the excess of (i) the Fair Market Value of a Share of Stock on the date of exercise over (ii) the Fair Market Value on the date of award or, if connected with a previously issued Stock Option, the Fair Market Value at the time such previously issued Stock Option was granted (the "base value"), multiplied by (iii) the number of Shares covered by the rights exercised, as determined by the Committee. A Stock Appreciation Right granted under the Plan may, but need not be, granted in tandem with a Stock Option under Paragraphs 6(a) or 6(b). The Committee, in the Award Agreement or by other Plan rules, may impose such restrictions or conditions on the exercise of Stock Appreciation Rights as it deems appropriate, and may terminate, amend, or suspend such Stock Appreciation Rights at any time. No Stock Appreciation Right granted under this Plan may be exercised more than 10 years after the date it is granted.

        (d) Restricted Stock: Restricted Stock is Stock delivered to a Participant with or without payment of consideration, subject to such conditions, terms and restrictions (including performance-based or employment-based vesting, forfeiture conditions and transfer restrictions) on the Participant's right to transfer or sell such Stock. The number of Shares of Restricted Stock and the restrictions or conditions on such Shares shall be determined by the Committee, in the Award Agreement or by other Plan rules, and the certificate for the Restricted Stock shall bear evidence of the restrictions or conditions.



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        (e)    Performance Shares and Performance Units: An Award of Performance
               Shares or Performance Units shall entitle a Participant to receive Stock or a cash payment specified by the Committee, depending upon the attainment of certain Performance Goals over a Performance Period. The Performance Period and Performance Goals shall be specified by the Committee and may relate to the performance of the Company or one or more Subsidiaries or a combination thereof. At the time an Award of such Shares or units is made, the Committee shall, in the Award Agreement, determine the base value of the Award or specify a formula for determining such value. Other than an Award intended to qualify under Section 162(m) of the Internal Revenue Code, the Committee may adjust previously established Performance Goals and other terms and conditions of an Award at any time prior to the determination of the payment amount, to reflect major unforeseen events such as
               changes  in  laws,   regulations   or   accounting   policies  or
               procedures,    mergers,    acquisitions    or   divestitures   or
               extraordinary, unusual or non-recurring items or events.

               Payment pursuant to an Award of Performance Shares or Performance Units shall be made following the Committee's determination of the extent to which the performance criteria were satisfied, and shall be made in the form of Stock, cash or a combination thereof, as the Committee may determine. Payment shall be made as promptly as practicable following the end of the Performance Period unless deferred subject to such terms and conditions as may be prescribed by the Committee.

        (f) Other Stock-Based Awards: Other Stock-Based Awards may be granted to such Employees as the Committee may select, at any time and from time to time as the Committee shall determine. The Committee shall have complete discretion in determining the number of Shares subject to such Awards, the consideration for such Awards and the terms, conditions and limitations pertaining to same including, without limitation, restrictions based upon the achievement of specific business objectives, tenure, and other measurements of individual or business performance, and/or restrictions under applicable federal or state securities laws, and conditions under which same will lapse. Such Awards may include the issuance of Stock in payments of amounts earned under other incentive compensation plans of the Company. The terms, restrictions and conditions of the Award need not be the same with respect to each Participant.

               The Committee may, in its sole discretion, direct the Company to issue Shares subject to such restrictive legends and/or stop transfer instructions as the Committee deems appropriate.


7.      LIMITATIONS AND CONDITIONS

        (a) The number of Shares available for Awards under this Plan shall be 393,263.77 Shares or, if greater 12.5% of the Shares authorized as of the effective date of the Plan (on a pre-dilution basis associated with grants of Stock Options). Of the



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               Shares  available for Awards under this Plan,  157,305.51  Shares
               (or, if greater, 2/5 of 12.5% of the Shares) will be available for grant at an exercise price per share of $29.7192; 157,305.51 Shares (or, if greater, 2/5 of 12.5% of the Shares) will be available for grant at an exercise price per share of $35.1227; and 78,652.75 Shares (or, if greater 1/5 of 12.5% of the Shares) will be available for grant at an exercise price per share of $37.8245 (notwithstanding the preceding sentence, if, on the date of any such grant of options, the Fair Market Value of a Share of Stock is greater than the stated exercise prices, such options will be granted with an exercise price equal to Fair Market Value). The number of Shares subject to Awards under the Plan
               (including,   but  not  limited  to,  Stock   Options  and  Stock
               Appreciation Rights) to any one Participant shall not exceed 166,558.77 Shares. To the extent that any Award is canceled or forfeited, or terminates, expires, or lapses for any reason, any unissued Shares subject to such Award shall again be available for grant under the Plan.

        (b) No Awards shall be made under the Plan beyond ten years after the effective date of the Plan, but the terms of Awards made on or before the expiration thereof may extend beyond such expiration.

        (c) Nothing in this Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or any Subsidiary.

        (d) Deferral of Award payouts may be provided for, at the sole discretion of the Committee, subject to such terms and conditions as the Committee may specify in the Award Agreements.

        (e) Participants shall not have any of the rights or privileges of stockholders of the Company with respect to any Shares purchasable in connection with any Award, unless and until certificates representing such Shares have been issued by the Company to such Participants, except as otherwise specifically provided.

        (f) Except as otherwise provided in this Paragraph 7, no Stock Option or other Award under the Plan shall be sold, transferred, assigned or otherwise alienated or hypothecated by the Participant, other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative. The Participant may, if permitted by state law or the rules and regulations governing any exchange on which the Stock is traded, transfer, without payment of consideration, any Stock Option, other than Incentive Stock Options, to a member of such Participant's immediate family or to a trust or partnership whose beneficiaries are members of such Participant's immediate family. For purposes of this Paragraph, the term "immediate family" shall include the Participant's spouse, children and grandchildren.

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        (g)    No grant or Award related  payout under this Plan shall be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or its Subsidiaries and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. This Plan is not a "Retirement-Plan" or "Welfare Plan" under the Employee Retirement Income Security Act of 1974, as amended.

        (h) No benefit or promise under the Plan shall be secured by any specific assets of the Company or any of its Subsidiaries, nor shall any assets of the Company or any of it Subsidiaries be designated as attributable or allocated to the satisfaction of the Company's obligations under the Plan.

        (i) Prior to the issuance of Shares, the Participant must execute a shareholder's agreement containing such terms and conditions as determined by the Committee and approved by the Board.


8.      OPTION TERMS

        (a) The exercise period for a Stock Option, including any extension which the Committee may from time to time decide to grant, shall not exceed ten years from the date of grant.

        (b) Except as otherwise provided by the Committee, a Stock Option shall become exercisable with respect to 25% of the Shares commencing on the first anniversary of the date of grant, with an additional 25% becoming exercisable on each anniversary of the date of grant thereafter; provided, in each case, that the Participant shall have continuously remained in the active employment of the Company.

        (c) Except as otherwise provided by the Committee, if a Participant's employment by the Company terminates because of (i) death, Permanent Disability, Retirement, termination for Good Reason or without Cause, all Stock Options held by the Participant, or his or her legal representative, which are not exercisable shall vest and the option shall become immediately exercisable in full (i) for a period of one year after the date of the Participant's termination of employment on account of death, Permanent Disability or Retirement; or (ii) for a period of forty-five (45) days after the Participant's termination of employment for Good Reason or without Cause.

        (d) If a Participant's employment by the Company is terminated for any reason other than death, Permanent Disability, Retirement, for Good Reason or without Cause, all Options, to the extent not vested and exercisable on the date of the Participant's termination, shall be forfeited on such date of termination.



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        (e)    If a Participant's  employment with the Company is terminated for
               Cause, any portion of the Participant's Stock Option that was vested and exercisable on the date the Company delivers notice of termination of employment for Cause to the Participant shall be forfeited as of such date.


9.      DIVIDENDS AND DIVIDEND EQUIVALENTS

        The  Committee  may  provide  that  Awards  earn  dividends  or dividend equivalents. Such dividends or dividend equivalents may be paid currently or may be credited to an account established by the Committee under the Plan in the name of the Participant. Any crediting of dividends or dividend equivalents may be subject to such restrictions and conditions as the Committee may establish, including reinvestment in additional Shares or Share equivalents.


10.     TRANSFERS AND LEAVES OF ABSENCE

        For purposes of the Plan, (a) the transfer of a Participant's employment between the Company and any Subsidiary without an intervening period of separation shall not be deemed a termination of employment, and (b) a Participant who is granted in writing a leave of absence shall be deemed to have remained in the employ of the Company during such leave of absence; provided, however, that no Awards may be granted to an Employee while absent on such leave.


11.     ADJUSTMENTS

        In  the   event  of  a   reclassification,   recapitalization,   merger,
        consolidation, reorganization, issuance of warrants, rights or debentures, stock dividends, stock split or reverse stock split, cash dividend, property dividend, including, without limitation, a distribution of the stock of a Subsidiary, combination or exchange of Shares, repurchase of Shares, or any other change in corporate structure, which materially affects the value of the Shares, the Committee shall determine, in its discretion, the appropriate adjustments, if any, to (a) the number of Shares which may be issued under the Plan, and (b) the number of Shares issuable and the exercise price per Share pursuant to any outstanding Award theretofore granted under this Plan.


12.     CHANGE OF CONTROL

        In the event of a Change of Control, any or all Stock Options and Stock Appreciation Rights still outstanding shall, notwithstanding any contrary terms of the Award Agreement, accelerate and become exercisable in full at least ten days prior to (and shall expire on) the consummation of such Change of Control, on such conditions as the Committee shall determine, unless the successor corporation assumes the outstanding Stock Options or Stock Appreciation Rights or substitutes substantially equivalent options.



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13.     REDEMPTION AND SALE OF SHARES

        (a) Upon the occurrence of a Change of Control of the Company, all Shares of Stock issued pursuant to the Plan shall be redeemed by the Company at the Fair Market Value of such Shares on the effective date of the Change of Control, subject to such other terms and conditions as the Company may require, including, but not limited to, requiring the Participant to tender the share certificate or certificates representing such Shares as a condition of such redemption.

        (b) Except as otherwise provided by the Committee, in the event a Participant's employment with the Company is terminated for any reason, either by the Company or by the Participant, the Company may, in its sole discretion and within one year from the date of termination, redeem all or any portion of the Shares of Stock issued to the Participant pursuant to the Plan, at the Fair Market Value of such Shares on the date of termination.

        (c) Except as otherwise provided by the Committee, in the event the Controlling Shareholder elects to sell or otherwise transfer to a third party (the "Purchaser") 50% or more of the Shares owned (as of the effective date of this Plan) by the Controlling Shareholder, a Participant shall be entitled to sell to the Purchaser, as of the time and at the per share sale price to be received by the Controlling Shareholder, up to an equivalent percentage of the Shares issued to and owned by the Participant pursuant to the Plan, in the following manner:

               (i) the Controlling Shareholder shall notify each Participant of such sale or transfer and its material terms at least ten (10) days prior to the effective date of such sale or transfer;

               (ii) within five (5) days thereafter, each Participant shall notify the Company of the number, if any, of such Shares owned by the Participant to be sold to the Purchaser (the "Participant Shares"), subject to the limitations set forth in subparagraph (c) above;

               (iii) the Controlling Shareholder shall sell both its Shares and, acting on behalf of each such Participant, the Participant Shares, to the Purchaser and, to the extent necessary, the Controlling Shareholder shall reduce the number of its Shares available for sale to accommodate the sale of the Participant Shares.


14.     AMENDMENT AND TERMINATION

        (a) The Committee shall have the authority to make such amendments to any terms and conditions applicable to outstanding Awards as are consistent with this Plan provided that, except for adjustments under Paragraph 11 hereof, no such action shall modify such Award in a manner adverse to the Participant without the



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               Participant's  consent,  except as such  modification is provided for or contemplated under the terms of the Award.

        (b) The Committee may terminate, amend or modify the provisions of this Plan (including any performance criteria or conditions which must be achieved in order for an Employee to receive an Award or Awards, subject to Paragraph 6(e)) at any time and from time to time; provided, however, that an amendment which requires stockholder approval in order for the Plan to continue to comply with Rule 16b-3, Section 162(m) of the Code or any other law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. The termination, amendment or modification of the Plan may be in response to changes in the Code, the Exchange Act, national securities exchange regulations or for other reasons deemed appropriate by the Committee.


15.     FOREIGN OPTIONS AND RIGHTS

        The Committee may make Awards to Employees who are subject to the laws of nations other than the United States, which Awards may have terms and conditions that differ from the terms thereof as provided elsewhere in the Plan for the purpose of complying with foreign laws.


16.     WITHHOLDING TAXES

        The Company shall have the right to deduct from any cash payment made under the Plan any federal, state or local income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Company to deliver Shares upon the exercise of a Stock Option or Stock Appreciation Right, upon payment of Performance Units or Performance Shares, upon delivery of Restricted Stock or upon exercise, settlement or payment of any Other Stock-Based Award, that the Participant pay to the Company such amount as may be requested by the Company for the purpose of satisfying any liability for such withholding taxes.


17.     INDEMNIFICATION

        Each current or former member of the Committee, and of the Board, shall be indemnified and held harmless by the Company against any loss, cost, liability or expense that may be imposed upon, or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which the member may be a party or in which the member may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by the member in settlement thereof, with the Company's approval, or paid by the member in satisfaction of any judgment in any such action, suit or proceeding against the member, provided such member shall give the Company an opportunity, at its own expense, to handle and defend the same before the



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               member  undertakes  to  handle  and  defend  it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which the member may be entitled under the Company's Certificate of Incorporation or By-laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.


18.     SUCCESSORS

        The terms of the Plan shall be binding upon the Company and its successors and assigns.


19.     REQUIREMENTS OF LAW

        (a) The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approval by any governmental agencies or national securities exchanges as may be required.

        (b) In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

        (c) To the extent that federal laws do not otherwise control, the Plan and all Award Agreements, shall be construed in accordance with and governed by the laws of the State of New York.


20.     EFFECTIVE DATE AND TERMINATION DATES

        The Plan shall be effective on and as of the date of its approval by the stockholders of the Company (pursuant to the Company by-laws) and shall terminate ten years later, subject to such earlier termination by the Board pursuant to Paragraph 14.


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